Exhibit 10.2
Execution copy
THIRD AMENDMENT TO
FIFTH AMENDED AND RESTATED CREDIT AGREEMENT
              This THIRD AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of this 14th day of February, 2008 among WILSONS LEATHER HOLDINGS INC., a Minnesota corporation (“Borrower”), GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, as Lender, Term Lender, Swing Line Lender and as Agent (“Agent”), the Credit Parties signatory hereto and the Lenders signatory hereto. Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Credit Agreement (as hereinafter defined).
RECITALS
              WHEREAS, Borrower, certain Credit Parties, Agent and Lenders have entered into that certain Fifth Amended and Restated Credit Agreement dated as of December 29, 2006 (as amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”); and
              WHEREAS, Borrower, the Credit Parties signatories to the Credit Agreement, the Lenders and Agent wish to amend certain provisions of the Credit Agreement, as more fully set forth herein.
              NOW THEREFORE, in consideration of the mutual covenants herein and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1 Amendments to the Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the parties hereto hereby agree to amend the Credit Agreement as follows:
     (a)     The third sentence of Section 1.1(a)(i) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:
          “The aggregate amount of Revolving Credit Advances outstanding shall not exceed at any time the lesser of (A) the Maximum Amount less the sum of 100% of the Letter of Credit Obligations, 100% of the Eligible Trade L/C Obligations and 100% of the Swing Line Loan outstanding and (B) the Borrowing Base plus the aggregate amount of unrestricted cash on deposit in a deposit account of Borrower under the control of the Agent, at a bank or other financial institution acceptable to Agent and subject to a tri-party blocked account agreement by and among Agent, such bank or financial institution and Borrower in form and substance satisfactory to Agent, less the sum of 100% of the Letter of Credit Obligations, 100% of the Eligible Trade L/C Obligations and 100% of the Swing Line Loan outstanding at such time (such amount, “Borrowing Availability”).“
     (b)     The second sentence of Section 1.1(c)(i) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

          “The aggregate amount of Swing Line Advances outstanding shall not exceed the lesser of (A) the Swing Line Commitment and (B) the Borrowing Base plus the aggregate amount of unrestricted cash on deposit in a deposit account of Borrower under the control of the Agent, at a bank or other financial institution acceptable to Agent and subject to a tri-party blocked account agreement by and among Agent, such bank or financial institution and Borrower in form and substance satisfactory to Agent, less the sum of the outstanding balance of the Revolving Credit Advances, 100% of outstanding Letter of Credit Obligations and 100% of outstanding Eligible Trade L/C Obligations (“Swing Line Availability”).”
     (c)     The third sentence of Section 1.2 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:
          “In addition, the sum of 100% of the Letter of Credit Obligations and 100% of outstanding Eligible Trade L/C Obligations shall not exceed the Borrowing Base, plus the aggregate amount of unrestricted cash on deposit in a deposit account of Borrower under the control of the Agent, at a bank or other financial institution acceptable to Agent and subject to a tri-party blocked account agreement by and among Agent, such bank or financial institution and Borrower in form and substance satisfactory to Agent, less the then outstanding Revolving Credit Advances and Swing Line Loan.”
     (d)     Section 1.19 of the Credit Agreement is hereby amended by adding the following new sentence at the end thereof:
          “Notwithstanding anything to the contrary set forth herein, any Inventory-Apparel located at the Closed Stores shall not constitute Eligible Inventory-Apparel following the date on which Borrower has received the Guaranteed Amount (as defined in the Agency Agreement).”
     (e)     Section 1.21 of the Credit Agreement is hereby amended by adding the following new sentence at the end thereof:
          “Notwithstanding anything to the contrary set forth herein, any In-Transit Inventory in transit to or from a Closed Store shall not constitute Eligible In-Transit Inventory-Retail following the date on which Borrower has received the Guaranteed Amount (as defined in the Agency Agreement).”
     (f)     Section 1.24 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:
          “1.24 [Intentionally Omitted]”
     (g)     Section 6.8(a) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:
          “(a) (i) the sale of Inventory in the ordinary course of business and (ii) (v) sales of Inventory and other assets (collectively, the “Merchandise”) of Borrower and certain other Credit Parties (collectively, the “Merchants”) which are located at Merchants’ retail store locations listed on Schedule K attached hereto (collectively, the “Closed Stores”), solely to the extent such sales are consummated in the Closed Stores by means of a promotional, store closing or similar sale (the “Store Closing Sale”), (x) sales (the “FF&E Sale”) of furnishings, trade fixtures, Equipment and real property improvements in connection with the Store Closing Sale which are located at the Closed Stores(the “FF&E”), (y) the sale or termination or other mitigation of damages with respect to the leases of the real property listed on Schedule L attached hereto (the actions and events described in this clause (y), the “Lease Mitigations” and together with the Store Closing Sale and the FF&E Sale are collectively being referred to herein as, the “Comprehensive Sale”) and (z) upon completion of the Comprehensive Sale the transfer by Merchants to Hilco/Gordon Brothers Joint Venture, or to a landlord or a designee of Hilco/Gordon Brothers Joint Venture (as applicable) title to all Merchandise and any FF&E remaining at the Closed Stores at the conclusion of the Comprehensive Sale pursuant to terms and conditions of the Agency Agreement (and Agent and Lenders hereby agree that all security interests held by Agent in and to such Merchandise and the FF&E transferred pursuant to above clause (z) shall be deemed released upon such transfer by Merchants and Lenders hereby direct Agent to release such security interest, and Agent hereby further agrees to prepare, execute and deliver to Borrower, at Credit Parties’ expense, an appropriate UCC financing statement amendment as soon after the completion of the Comprehensive Sale as practicable to evidence the release of Agent’s security interests on such Merchandise and FF&E),”
     (h)     Section 6 of the Credit Agreement is hereby amended by adding the following Section 6.20 thereto which shall read in its entirety as follows:
          “6.20 Lease Mitigations
          No Credit Party shall directly or indirectly make payments in connection with one or more Lease Mitigations in an aggregate amount in excess of $8,600,000 on or after the Third Amendment Effective Date.”
     (i)     Section 5 of the Credit Agreement is hereby amended by adding the following Section 5.11 thereto which shall read in its entirety as follows:
          “5.11 Additional Deliveries.
          On or prior to February 25, 2008, Borrower shall deliver to Agent Ultimate Parent’s forecasted consolidated balance sheets, profit and loss statements, cash flow statements and borrowing availability projections on a monthly basis for the remaining period in the Fiscal Year ending in January, 2009 and for the Fiscal Year ending in January, 2010, which, in each case, shall be (i) prepared in a manner consistent with the historical Financial Statements of Ultimate Parent together with appropriate supporting details and a statement of underlying assumptions and (ii) in form and substance reasonably satisfactory to Agent (the “Updated Projections”); provided that, notwithstanding anything to the contrary contained herein or otherwise, from and after the Third Amendment Effective Date through and including the date of receipt by Agent of the Updated Projections, in form and substance reasonably satisfactory to Agent, no

Revolving Loans may be outstanding under this Agreement (other than Letter of Credit Obligations and Eligible Trade L/C Obligations).”
     (j)     Clause (b) of Section 8.1 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:
          “(b) Any Credit Party shall fail or neglect to perform, keep or observe any of the provisions of Sections 1.4, 1.8, 5.4, 5.11 or 6, or any of the provisions set forth in Schedule E, respectively.”
     (k)     Schedule A to the Credit Agreement is hereby amended by adding the following new definitions in alphabetical order therein:
          “Agency Agreement” means that certain Agency Agreement dated as of February 14, 2008 by and among the Borrower, the Credit Parties signatories thereto and the Hilco/Gordon Brothers Joint Venture as in effect on the Third Amendment Effective Date.
          “Closed Stores” has the meaning set forth in Section 6.8 of the Credit Agreement.
          “Comprehensive Sale” has the meaning set forth in Section 6.8 of the Credit Agreement.
          “FF&E” has the meaning set forth in Section 6.8 of the Credit Agreement.
          “FF&E Sale” has the meaning set forth in Section 6.8 of the Credit Agreement.
          “Hilco/Gordon Brothers Joint Venture” means a joint venture composed of Hilco Merchant Resources, LLC, Gordon Brothers Retail Partners, LLC and Hilco Real Estate, LLC.
          “Lease Mitigations” has the meaning set forth in Section 6.8 of the Credit Agreement.
          “Merchandise” has the meaning set forth in Section 6.8 of the Credit Agreement.
          “Merchants” has the meaning set forth in Section 6.8 of the Credit Agreement.
          “Store Closing Sale” has the meaning set forth in Section 6.8 of the Credit Agreement.
          “Third Amendment” shall mean that certain Third Amendment to the Fifth Amended and Restated Credit Agreement entered into as of the 14th day of February, 2008 among the Borrower, the Agent, the Credit Parties signatory thereto and the Lenders.
          “Third Amendment Effective Date” shall mean the date on which the conditions precedent set forth in the Third Amendment have been satisfied.”

     (l)     Each of the following definitions set forth in Schedule A to the Credit Agreement is hereby amended and restated to read in its entirety as follows:
          “Borrowing Base” shall mean, as of any date of determination, the sum of:
          (a)     100% of the book value of Eligible Accounts-Retail at all times; plus
          (b)     the lesser of (i) $10,000,000 or (ii) 100% of the book value of Eligible Accounts-Wholesale at all times; plus
          (c)     102.5% of the NOLV of Eligible Inventory-Apparel and 102.5% of the NOLV of the Inventory-Apparel which shall exist upon a draw on the applicable Eligible Trade L/C-Retail; plus
          (d)     the lesser of (i) $10,000,000 or (ii) 60% of (A) the book value of Eligible Inventory-Wholesale (including Eligible In-Transit Inventory-Wholesale) at all times minus (B) the book value of Eligible In-Transit Inventory-Wholesale in excess of $5,000,000 at all times; plus
          (e)     60% of the book value of the Eligible Inventory-Wholesale, which shall exist upon a draw on the applicable Eligible Trade L/C-Wholesale;
          less the Minimum Excess Availability Reserve and less any additional Reserve established by Agent at such time.
          “Minimum Excess Availability Reserve” shall mean a special Reserve established by Agent on the Closing Date and maintained by Agent in an amount at all times equal to the sum of (x) 10% of the lesser of (i) the Maximum Amount and (ii) the sum of the amounts set forth in clauses (a), (b), (c), (d) and (e) of the definition of Borrowing Base plus (y) $10,000,000.”
     (m)     The first sentence of clause (a) of Schedule B to the Credit Agreement is hereby amended and restated to read in its entirety as follows:
          “Subject to the terms and conditions of this Agreement, Agent agrees to incur from time to time, upon the request of Borrower on behalf of Borrower and for Borrower’s account, Letter of Credit Obligations and Eligible Trade L/C Obligations by causing Letters of Credit and Eligible Trade L/Cs to be issued on terms acceptable to Agent and by Agent, a subsidiary of Agent or a bank or other legally authorized Person acceptable to Agent and Borrower (each, an “L/C Issuer”) for Borrower’s account and guaranteed by Agent; provided, however, that the aggregate amount of the sum of all such Letter of Credit Obligations plus Eligible Trade L/C Obligations shall not at any time exceed the lesser of (i) Seventy-Five Million Dollars ($75,000,000) (the “L/C Sublimit”), or (ii) the Maximum Amount less the aggregate outstanding principal balance of the Revolving Credit Advances; provided further that Letter of Credit Obligations plus Eligible Trade L/C Obligations shall not exceed the Borrowing Base plus the aggregate amount of unrestricted cash on deposit in a deposit account of Borrower under the control of the Agent, at a bank or other financial institution acceptable to Agent and subject to a tri-party blocked account agreement by and among Agent, such bank or financial institution and Borrower in form and substance satisfactory to Agent less the outstanding balance of the Revolving Credit Advances and Swing Line Advances.”
     (n)     Clause (a) of Schedule H is hereby amended and restated to read in its entirety as follows:
          “(a)     To Agent, (1) no less frequently than daily by 1:00 p.m. (Chicago time) on each day, a Borrowing Base Certificate with respect to Borrower, accompanied by such supporting detail and documentation as shall be requested by Agent in its reasonable discretion, which shall be prepared by the Borrower as of the previous day and (2) on or prior to 5 Business Days after the end of each Fiscal Month, a Borrowing Base Certificate with respect to Borrower, accompanied by such supporting detail and documentation as shall be requested by Agent in its reasonable discretion, which shall be prepared by the Borrower as of the last day of the immediately preceding Fiscal Month; and”
     (o)     Schedule H to the Credit Agreement is hereby amended by adding the following new clauses (h) and (i) at the end thereof:
          “(h)     Borrower, at its own expense, shall deliver to Agent on or prior to the first Friday to occur following the commencement of the Comprehensive Sale and each Friday thereafter until the Comprehensive Sale is completed a summary of the cash proceeds and disbursements of fees, costs and other expenses relating to the Comprehensive Sale, in form and substance satisfactory to Agent.
          (i)        Borrower, at its own expense, shall deliver to Agent from and after the Third Amendment Effective Date, (x) on or prior to the fifth day of each calendar month, an updated appraisal, prepared on a NOLV basis and by a Person and in a form reasonably acceptable to Agent, of the Inventory owned by the Borrower as of the last day of the then immediately preceding calendar month and (y) upon Agent’s request, by 12:00 p.m. (Chicago time) on Wednesday of each week, an updated appraisal, prepared on a NOLV basis and by a Person and in a form reasonably acceptable to Agent, of the Inventory owned by the Borrower as of the last Friday of the immediately preceding week.”
     (p)     The Credit Agreement is hereby amended to add as Schedules K and L thereto the Schedules K and L attached hereto.
Section 2 Representations and Warranties. Borrower and the Credit Parties who are party hereto represent and warrant that:
     (a)     the execution, delivery and performance by Borrower and such Credit Parties of this Amendment have been duly authorized by all necessary corporate action and this Amendment is a legal, valid and binding obligation of Borrower and such Credit Parties enforceable against Borrower and such Credit Parties in accordance with its terms, except as the enforcement thereof may be subject to (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law);
     (b)     each of the representations and warranties contained in the Credit Agreement (as amended hereby) is true and correct in all material respects on and as of the date hereof as if made on the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date;
     (c)     neither the execution, delivery and performance of this Amendment nor the consummation of the transactions contemplated hereby does or shall contravene, result in a breach of, or violate (i) any provision of Borrower’s or Credit Parties’ certificate or articles of incorporation or bylaws, (ii) any law or regulation, or any order or decree of any court or government instrumentality or (iii) indenture, mortgage, deed of trust, lease, agreement or other instrument to which Borrower, the Credit Parties or any of their Subsidiaries is a party or by which Borrower, the Credit Parties or any of their Subsidiaries or any of their property is bound, except in any such case to the extent such conflict or breach has been waived by a written waiver document a copy of which has been delivered to Agent on or before the date hereof; and
     (d)     no Default or Event of Default will exist or result after giving effect hereto.
Section 3 Conditions to Effectiveness. This Amendment will be effective only upon satisfaction of the following:
     (a)     Execution and delivery of this Amendment by Borrower, the Credit Parties that are listed on the signature pages hereto, the Agent and each Lender;
     (b)     Delivery to Agent of certified copies of (i) that certain Agency Agreement dated as of February 14, 2008 by and among the Borrower, the Credit Parties signatories thereto and the Hilco/Gordon Brothers Joint Venture, and (ii) all other agreements, documents and instruments executed and/or delivered in connection with the foregoing; and
     (c)     Payment of an amendment fee to Agent, for the benefit of Lenders signatory hereto, in an amount equal to $172,500, which amendment fee shall be fully earned and payable on the date hereof.
Section 4 Reference to and Effect Upon the Credit Agreement.
     (a)     Except as specifically set forth herein, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.
     (b)     The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or any Lender under the Credit Agreement or any Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any Loan Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and refer to the Credit Agreement as amended hereby.

Section 5 Waiver and Release.
              In consideration of the foregoing, each of Borrower and each Credit Party hereby waives, releases and covenants not to sue Agent or any Lender with respect to, any and all claims it may have against Agent or any Lender, whether known or unknown, arising in tort, by contract or otherwise prior to the date hereof relating to one or more Loan Documents.
Section 6 Costs and Expenses.
              As provided in Section 11.3 of the Credit Agreement, Borrower agrees to reimburse Agent for all fees, costs and expenses, including the fees, costs and expenses of counsel or other advisors for advice, assistance, or other representation in connection with this Amendment.
Section 7 Governing Law.
              THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS.
Section 8 Headings.
              Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.
Section 9 Counterparts.
              This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument.
Section 10 Confidentiality.
              The matters set forth herein are subject to Section 11.18 of the Credit Agreement, which is incorporated herein by reference.
[signature page follows]

              IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above.

BORROWER: WILSONS LEATHER HOLDINGS INC.
By:	/s/ Stacy A. Kruse
Title:	Chief Financial Officer and Treasurer

LENDERS: GENERAL ELECTRIC CAPITAL CORPORATION, as Agent, Lender, Term Lender and Swing Line Lender
By:	/s/ Kristina M. Miller
Title:	Duly Authorized Signatory

[Signature Page to Third Amendment]

              The undersigned are executing this Amendment in their capacity as Credit Parties:
Wilsons The Leather Experts Inc.
By: /s/ Stacy A. Kruse
Title: Chief Financial Officer and Treasurer

Wilsons Center, Inc.
By: /s/ Stacy A. Kruse

Title: Chief Financial Officer and Treasurer

Rosedale Wilsons, Inc.
By: /s/ Stacy A. Kruse

Title: Chief Financial Officer and Treasurer

River Hills Wilsons, Inc.
By /s/ Stacy A. Kruse

Title: Chief Financial Officer and Treasurer

Bermans The Leather Experts Inc.
By: /s/ Stacy A. Kruse

Title: Chief Financial Officer and Treasurer

[Signature Page to Third Amendment]

Schedule K
List of Closed Stores

Store List
prepared: 02/10/08

Store #	Segment	Name	Address		City	State	Close Date

2	Mall	East Towne Mall	57 East Towne Mall		Madison	WI	04/23/08
4	Mall	Northtown	364 Northtown Drive		Blaine	MN	05/01/08
5	Mall	Southridge	5300 South 76th Street	Unit 140	Greendale	WI	04/30/08
8	Mall	Rosedale	1010 Rosedale Center	Spc 500	Roseville	MN	05/03/08
11	Mall	Brookfield Square	95 North Moorland Road	Spc C-18	Brookfield	WI	04/23/08
12	Mall	Maplewood	3001 White Bear Avenue	Ste 1037	St. Paul	MN	04/27/08
14	Mall	Merle Hay Mall	3800 Merle Hay Road	Spc 511	Des Moines	IA	04/13/08
15	Mall	Cherryvale	E-110 Cherryvale Mall		Rockford	IL	05/01/08
20	Mall	N. Riverside Park	7501 West Cermak Road		North Riverside	IL	04/27/08
21	Mall	W/S Fox Valley	2140 Fox Valley Center		Aurora	IL	04/27/08
23	Mall	Burnsville Center	2020 Burnsville Center		Burnsville	MN	04/30/08
27	Mall	W/S Louis Joliet	3340 Mall Loop Drive	Spc 1216	Joliet	IL	04/20/08
33	Mall	Harlem Irving	4180 North Harlem Avenue	Spc 60	Norridge	IL	04/30/08
34	Mall	Great Lakes Mall	7850 Mentor Road	Spc 550	Mentor	OH	03/30/08
36	Mall	W/S Hawthorn	518 Hawthorn Center		Vernon Hills	IL	04/27/08
40	Mall	W/S Richland	620 Richland Mall		Mansfield	OH	04/13/08
45	Mall	W/S Great Northern	640 Great Northern Mall		North Olmsted	OH	04/23/08
47	Mall	Valley View Mall	3800 State Road 16	Ste 161	LaCrosse	WI	04/23/08
49	Mall	Empire	1630 Empire Mall	Spc 416	Sioux Falls	SD	05/04/08
51	Mall	Florence Mall	1137 Florence Mall		Florence	KY	04/30/08
53	Mall	Glenbrook Square	4201 Coldwater Road	#M12	Fort Wayne	IN	04/30/08
54	Mall	Southpark	4500 16th Street	#160	Moline	IL	03/30/08
55	Mall	Northpark	320 Kimberly Road	#621	Davenport	IA	04/20/08
57	Mall	Regency	5716 Durand Avenue	#D412	Racine	WI	04/13/08
68	Mall	Chapel Hill	2000 Brittain Road	Ste 201	Akron	OH	04/20/08
71	Mall	White Oaks	2501 Wabash Avenue	Spc G-08	Springfield	IL	04/20/08
72	Mall	Eastland Mall	800 North Green River Road	#226	Evansville	IN	04/20/08
77	Mall	W/S Belden Village	4140 Belden Village Mall	Spc C-16	Canton	OH	05/01/08
79	Mall	River Oaks	159 & Torrence Avenue	Spc A-33	Calumet City	IL	05/04/08
82	Mall	Market Place	2000 North Neil Street	Spc D-13	Champaign	IL	04/23/08
93	Mall	Evergreen Plaza	9700 South Western Avenue	Spc G6A	Evergreen Park	IL	04/30/08
101	Mall	Kirkwood Plaza	883 Kirkwood Plaza		Bismarck	ND	04/30/08
102	Mall	Southern Park	7401 Market Street	Spc 721	Youngstown	OH	04/27/08
106	Mall	Citadel	750 Citadel Drive East	Spc 2006	Colorado Springs	CO	04/27/08
108	Mall	Eastwood	5555 Youngstown-Wareen Road	Spc 669	Niles	OH	03/30/08
109	Mall	Eastland Mall	1615 East Empire Street	Spc 7	Bloomington	IL	04/23/08
113	Mall	Jefferson Mall	4801 Outer Loop	Spc A264	Louisville	KY	04/13/08
125	Mall	Boulevard Mall	1207 Niagra Falls Boulevard		Amherst	NY	05/01/08
133	Mall	Westgate	7701 West Interstate 40	Ste 516	Amarillo	TX	04/27/08
142	Mall	Hickory Hollow	5252 Hickory Hollow Mall	Spc 2001	Antioch	TN	03/22/08
148	Mall	McKinley Mall	3701 McKinley Parkway	Spc 719	Buffalo	NY	04/13/08
150	Mall	South Plains	6002 Slide Road	Spc G27	Lubbock	TX	04/20/08
158	Mall	Millcreek Mall	260 Millcreek Mall		Erie	PA	05/04/08
160	Mall	Lynnhaven Mall	701 Lynnhaven Parkway	Spc E-10	Virginia Beach	VA	04/30/08
165	Mall	Battlefield Mall	2825 South Glen Stone	Spc P02	Springfield	MO	04/06/08
166	Mall	Northwoods	2200 West War Memorial Drive	Spc CU13/14	Peoria	IL	04/23/08
167	Mall	Muncie	3501 North Granville Avenue	Spc L-3A	Muncie	IN	03/30/08
174	Mall	Dover	5020A Dover Mall		Dover	DE	04/23/08
181	Mall	Oakwood	4800 Golf Road	Spc 330	Eau Claire	WI	04/23/08
202	Mall	Westmoreland Mall	5256 Route 30	Spc 130	Greensburg	PA	03/30/08
203	Mall	Holyoke	50 Holyoke Street	Spc B-228	Holyoke	MA	04/23/08
206	Mall	Rivergate	1000 Rivergate Parkway	Ste 1830	Goodlettsville	TN	03/30/08
210	Mall	Monmouth	Routes 35 & 36	Spc 324	Eatontown	NJ	04/13/08
218	Mall	Crossgates Mall	1 Crossgates Mall Road	Spc B115	Albany	NY	05/04/08
220	Mall	W/S Wheaton Plaza	11160 Veirs Mill Road	Spc G-10C	Wheaton	MD	03/30/08
240	Mall	Ford City	7601 South Cicero Avenue	Spc 1260	Chicago	IL	04/27/08
242	Mall	Lincolnwood TC	3333 West Touhy Avenue		Lincolnwood	IL	04/30/08
2022	Mall	Vintage Faire	163 Vintage Faire Mall		Modesto	CA	04/23/08
2023	Mall	Sunrise	6034 Sunrise Mall		Citrus Heights	CA	03/22/08
2032	Mall	NewPark	1041 Newpark Mall		Newark	CA	03/30/08
2036	Mall	Southland	350 Southland Mall		Hayward	CA	04/23/08
2038	Mall	Sunvalley	129 Sunvalley Mall	Spc B-122	Concord	CA	04/27/08
2041	Mall	Northridge SC	1422 Northridge Shopping Center	Spc 3	Salinas	CA	04/13/08
2088	Mall	Montgomery Mall	276 Montgomery Mall	Spc F-11	North Wales	PA	04/20/08
2090	Mall	Century III	3075 Clairton Road	Spc 816	West Mifflin	PA	04/27/08
2110	Mall	Northlake	4800 Briarcliff Road	Spc 1141	Atlanta	GA	03/30/08
2121	Mall	Marketplace	410 Miracle Mile Drive		Rochester	NY	04/30/08
2124	Mall	Cross County	4A Mall Walk		Yonkers	NY	04/23/08
2131	Mall	Serramonte	5A Serramonte Center		Daly City	CA	04/30/08
2135	Mall	Towne East	7700 East Kellogg Street	Spc 773	Wichita	KS	04/30/08
2138	Mall	W/S South Shore	1701 Sunrise Highway	Spc B-9/10	Bay Shore	NY	03/30/08
2141	Mall	Fox Run	50 Fox Run Road	Ste 92	Portsmouth	NH	05/03/08
2142	Mall	Greece Ridge	1354 Long Pond Road	Spc 14	Greece	NY	04/23/08
2146	Mall	North Dartmouth	138 North Dartmouth Mall		North Dartmouth	MA	04/13/08

Schedule K
List of Closed Stores

Store List
prepared: 02/10/08

Store #	Segment	Name	Address		City	State	Close Date

2155	Mall	Mall New Hampshire	1500 South Willow Street	Spc E-19	Manchester	NH	05/04/08
2160	Mall	W/S Oakridge	925 Blossom Hill Road, Ste 1114	Box B, Door 9	San Jose	CA	04/13/08
2168	Mall	W/S Solano	1350 Travis Boulevard	Spc H-11	Fairfield	CA	04/10/08
2178	Mall	Beaver Valley	644 Beaver Valley Mall		Monaca	PA	04/20/08
2180	Mall	Whitney Field	100 Commercial Road	Spc #46	Leominster	MA	03/30/08
2181	Mall	Bangor Mall	663 Stillwater Avenue	Spc G-16	Bangor	ME	05/02/08
2197	Mall	Harrisburg Mall	Paxton Street & I-83	Spc J-3A	Harrisburg	PA	05/02/08
2221	Mall	Rogue Valley	1600 North Riverside	Spc 1136	Medford	OR	03/30/08
2228	Mall	Hamilton Mall	4403 Blackhorse Pike	Spc 123	Mays Landing	NJ	04/13/08
2243	Mall	Galleria Wht Plains	100 Main Street	Spc 326	White Plains	NY	03/19/08
2244	Mall	Great Northern	4081 Route 31	Box 2206	Clay	NY	04/20/08
2262	Mall	Boise Town Square	350 North Milwaukee	Spc 2101	Boise	ID	04/27/08
2285	Mall	Emerald Square	346 Emerald Square	Spc W325	North Attleborough	MA	04/20/08
2287	Mall	Bayshore	3300 Broadway		Eureka	CA	04/06/08
2295	Mall	W/S Vancouver	8700 Vancouver Mall Drive		Vancouver	WA	04/13/08
2302	Mall	Southland	23000 Eureka Road & Pardee		Taylor	MI	04/20/08
2303	Mall	Genesee Valley	3329 South Linden Road		Flint	MI	04/20/08
2304	Mall	Westland SC	35000 West Warren Road	Spc 624	Westland	MI	04/23/08
2305	Mall	Fashion Square	4856 Fashion Square Mall		Saginaw	MI	05/04/08
2307	Mall	Lansing	5786 West Saginaw Highway		Lansing	MI	03/30/08
2311	Mall	Crossroads	6650 South Westnedge Avenue	Spc 119	Portage	MI	04/20/08
2314	Mall	Lakeview Square	5775 Beckley Road	Spc B-111	Battle Creek	MI	03/18/08
2317	Mall	W/S Chicago Ridge	580 Chicago Ridge Mall	Spc A-7	Chicago Ridge	IL	04/30/08
2324	Mall	Orland Square	652 Orland Square	Spc F-13	Orland Park	IL	04/30/08
2330	Mall	Spring Hill	1258 Spring Hills Mall		West Dundee	IL	04/23/08
2331	Mall	Stratford Square	408 Stratford Square	Spc # D8	Bloomingdale	IL	04/27/08
2333	Mall	Eastgate	4601-348 Eastgate Boulevard		Cincinnati	OH	04/20/08
2334	Mall	W/S Southlake	1961 Southlake Mall, Dock D		Merrillville	IN	04/30/08
2400	Mall	York Galleria	2899 Whiteford Road	Spc 122	York	PA	04/20/08
2402	Mall	W/S Parkway Plaza	449 Parkway Plaza	Spc N-10	El Cajon	CA	05/01/08
2405	Mall	Arden Fair	1689 East Arden Way	Spc 2114	Sacramento	CA	04/27/08
2408	Mall	Four Seasons T/C	400 Four Seasons Mall	Ste 123A	Greensboro	NC	04/27/08
2421	Mall	Paradise Valley	4550 East Cactus Road	Spc G-16	Phoenix	AZ	03/02/08
2426	Mall	Southern Hills	4400 Sergeant Road		Sioux City	IA	04/27/08
2438	Mall	River Hills	1850 Adams	Ste 416	Mankato	MN	04/27/08
2443	Mall	St. Charles T/C	11110 Mall Circle	Ste 1023	Waldorf	MD	04/13/08
2445	Mall	Northtown	4750 North Division Street	Ste 146	Spokane	WA	04/20/08
2453	Mall	Cumberland	1000 Cumberland Parkway N.W.	Spc 216	Atlanta	GA	04/27/08
2462	Mall	Broadway Square	4601 South Broadway	Spc 1016	Tyler	TX	03/30/08
2463	Mall	Cross Creek	222 Cross Creek Mall		Fayetteville	NC	05/03/08
2465	Mall	Grand Traverse	3200 South Airport Road West	Spc 207	Traverse City	MI	04/23/08
2466	Mall	W/S Meriden Square	470 Lewis Avenue	Spc 1004	Meriden	CT	05/01/08
2471	Mall	Sandusky	4314 Milan Road	Spc 255	Sandusky	OH	03/22/08
2477	Mall	Rushmore	2200 North Maple	Spc 316	Rapid City	SD	05/01/08
2492	Mall	Coronado Center	6600 Menaul Northeast	Ste 219	Albuquerque	NM	04/27/08
2501	Mall	Square One	1277 Broadway Drive	Spc S-219	Saugus	MA	04/20/08
2508	Mall	W/S Downtown Plaza	545 L Street	Spc 1011	Sacramento	CA	04/23/08
2629	Mall	Oglethorpe	7804 Abercorn Extension,	Spc 103	Savannah	GA	03/22/08
2642	Mall	W/S Plaza Camino	2525 El Camino Real	Ste 244	Carlsbad	CA	04/23/08
2647	Mall	Bay Park	263 Bay Park Square		Green Bay	WI	04/27/08
2651	Mall	Cottonwood Mall	10,000 Coors Boulevard N.W.	Spc E-233	Albuquerque	NM	04/23/08
2662	Mall	Wolfchase	2760 North Germantown Pkwy	Ste 118	Memphis	TN	04/27/08
2666	Mall	Spokane Valley	14700 East Indiana Avenue	Spc 1052	Spokane Valley	WA	04/20/08
2671	Mall	Brass Mill	495 Union Street	Spc 2138	Waterbury	CT	03/30/08
2679	Mall	W/S South County	34 South County Centerway		St. Louis	MO	04/27/08
2681	Mall	W/S Independence	3500 Oleander Drive	Spc 1060	Wilmington	NC	04/30/08
2689	Mall	Regency Square	9501 Arlington Expressway	Spc 270	Jacksonville	FL	04/20/08
2698	Mall	FlatIron Crossing	2248 West Flatiron Circle		Broomfield	CO	04/23/08
2701	Mall	Johnstown Galleria	500 Galleria Drive	Ste 278B	Johnstown	PA	04/13/08
2709	Mall	Highland Mall	6001 Airport Boulevard	Ste 1400	Austin	TX	03/30/08
2720	Mall	Patrick Henry	12300 Jefferson Avenue	Ste 813	Newport News	VA	05/01/08
2722	Mall	Arbor Place	2080 Arbor Place Mall		Douglasville	GA	04/13/08
2731	Mall	Lima Mall	2400 Elida Road	Spc 356	Lima	OH	03/22/08
2737	Mall	Mall at Stonecrest	2929 Turner Hill Road	Ste 2370	Lithonia	GA	04/20/08
2747	Mall	Honey Creek	3401 South US Highway 41	Spc E-7	Terre Haute	IN	03/30/08
2759	Mall	Seminole Towne	131 Towne Center Circle	Spc F03-B	Sanford	FL	03/22/08
2764	Mall	Volusia Mall	1700 West International Speedway Boulevard	#570	Daytona Beach	FL	04/23/08
2768	Mall	Bowie Town Center	15518 Emerald Way	Spc B11	Bowie	MD	03/22/08
2769	Mall	Bay City Mall	4101 East Wilder Road	Spc B213	Bay City	MI	04/13/08
2771	Mall	Lakes Mall	5600 Harvey Street	Ste 2026	Muskegon	MI	04/13/08
2776	Mall	Fairfield Commons	2727 North Fairfield Road	Spc E261	Beavercreek	OH	03/30/08
2782	Mall	Virginia Commons	10101 Brook Road	Ste 336	Glen Allen	VA	04/13/08
2788	Mall	W/S Countryside	27001 US Highway 19 North	Ste 2019	Clearwater	FL	04/27/08
2789	Mall	Cordova Mall	5100 North 9th Avenue		Pensacola	FL	04/13/08
2805	Mall	Chesapeake Square	4200 Portsmouth Boulevard	Spc 848A	Chesapeake	VA	03/30/08
2824	Mall	Valley River	264 Valley River Center		Eugene	OR	04/20/08
2831	Mall	Oakland Mall	342 West 14 Mile Road		Troy	MI	03/30/08
2836	Mall	W/S Connecticut Post	1201 Boston Post Road	Spc 2445	Milford	CT	04/20/08
2837	Mall	W/S Plaza Bonita	3030 Plaza Bonita Road	Ste 1070	National City	CA	04/23/08
2839	Mall	Regency Square	1404 Parham Road	Spc K230	Richmond	VA	03/22/08
3050	Outlet	Great Lakes Crossing	4574 Baldwin Road	Spc 816	Auburn Hills	MI	04/20/08
3057	Outlet	Tanger Myrtle Bch II	4620 Factory Stores Boulevard	Spc N-240	Myrtle Beach	SC	03/22/08
3107	Outlet	Cincinnati Mills	809 Cincinnati Mills Drive		Cincinnati	OH	04/13/08
3122	Outlet	The Source	1504 Old Country Road	Spc J07	Westbury	NY	04/06/08

158 Stores to Close

Schedule L
List of Leases

The Leases
prepared: 02/10/08

Store #	Segment	Location	City	State	Developer	Guarantor	SQ FT	Expiration	Comments

2	Mall	East Towne Mall	Madison	WI	CBL & Assoc.	ROS	2,454	1/31/2009
8	Mall	Rosedale	Roseville	MN	Jones Lang LaSalle	NONE	4,246	01/31/2013
11	Mall	Brookfield Square	Brookfield	WI	CBL & Assoc.	NONE	2,440	01/31/2018
12	Mall	Maplewood	St. Paul	MN	Simon Property	NONE	3,019	01/31/2016
14	Mall	Merle Hay Mall	Des Moines	IA	Merle Hay	NONE	2,500	01/31/2009
15	Mall	Cherryvale	Rockford	IL	CBL & Assoc.	NONE	2,554	01/31/2013
20	Mall	N. Riverside Park	North Riverside	IL	Urban Retail	ROS	3,120	01/31/2014
21	Mall	W/S Fox Valley	Aurora	IL	Westfield Corp.	NONE	3,006	01/31/2011
23	Mall	Burnsville Center	Burnsville	MN	CBL & Assoc.	ROS	2,500	01/31/2014
27	Mall	W/S Louis Joliet	Joliet	IL	Westfield Corp.	ROS	1,946	5/31/2009	120 days from 2/1/09
33	Mall	Harlem Irving	Norridge	IL	Harlem-Irving	NONE	4,030	01/31/2014
34	Mall	Great Lakes Mall	Mentor	OH	Simon Property	NONE	3,134	02/28/2015
36	Mall	W/S Hawthorn	Vernon Hills	IL	Westfield Corp.	ROS	3,216	02/28/2010
40	Mall	W/S Richland	Mansfield	OH	Westfield Corp.	ROS	2,723	4/30/2009	90 days from 2/1/09
47	Mall	Valley View Mall	LaCrosse	WI	PREIT-Rubin	NONE	2,641	01/31/2012
49	Mall	Empire	Sioux Falls	SD	Macerich	ROS	3,381	01/31/2013
51	Mall	Florence Mall	Florence	KY	General Growth	NONE	2,732	01/31/2012
53	Mall	Glenbrook Square	Fort Wayne	IN	General Growth	ROS	2,482	01/31/2011
54	Mall	Southpark	Moline	IL	Simon Property	NONE	2,309	01/31/2010
55	Mall	Northpark	Davenport	IA	Simon Property	NONE	2,595	01/31/2011
57	Mall	Regency	Racine	WI	CBL & Assoc.	ROS	2,475	12/31/2008	90 days from 09/30/08
68	Mall	Chapel Hill	Akron	OH	CBL & Assoc.	NONE	2,941	01/31/2013
71	Mall	White Oaks	Springfield	IL	Simon Property	NONE	2,910	4/30/2009	90 days from 1/31/09
72	Mall	Eastland Mall	Evansville	IN	Simon Property	NONE	2,908	01/31/2013
77	Mall	W/S Belden Village	Canton	OH	Westfield Corp.	ROS	3,000	04/30/2015
79	Mall	River Oaks	Calumet City	IL	Simon Property	NONE	3,296	01/31/2010
82	Mall	Market Place	Champaign	IL	General Growth	NONE	2,308	01/31/2009
102	Mall	Southern Park	Youngstown	OH	Simon Property	NONE	2,325	01/31/2016
106	Mall	Citadel	Colorado Springs	CO	Macerich	ROS	4,030	01/31/2009
108	Mall	Eastwood	Niles	OH	Cafaro	ROS	2,560	01/31/2010
109	Mall	Eastland Mall	Bloomington	IL	CBL & Assoc.	NONE	2,200	01/31/2009
113	Mall	Jefferson Mall	Louisville	KY	CBL & Assoc.	NONE	3,262	01/31/2011
125	Mall	Boulevard Mall	Amherst	NY	Forest City	NONE	2,076	01/31/2011
133	Mall	Westgate	Amarillo	TX	Jones Lang LaSalle	ROS	1,740	01/31/2009
150	Mall	South Plains	Lubbock	TX	Macerich	ROS	2,220	01/31/2009
158	Mall	Millcreek Mall	Erie	PA	Cafaro	NONE	2,882	01/31/2010
160	Mall	Lynnhaven Mall	Virginia Beach	VA	General Growth	NONE	2,160	01/31/2011
165	Mall	Battlefield Mall	Springfield	MO	Simon Property	NONE	1,957	01/31/2015
166	Mall	Northwoods	Peoria	IL	Simon Property	NONE	2,065	01/31/2009
174	Mall	Dover	Dover	DE	Simon/Mills	NONE	2,480	01/31/2010

Schedule L
List of Leases

The Leases
prepared: 02/10/08

Store #	Segment	Location	City	State	Developer	Guarantor	SQ FT	Expiration	Comments

203	Mall	Holyoke	Holyoke	MA	Pyramid	ROS	2,277	01/31/2013
206	Mall	Rivergate	Goodlettsville	TN	CBL & Assoc.	ROS	2,191	01/31/2010
210	Mall	Monmouth	Eatontown	NJ	Vornado Realty	ROS	2,299	01/31/2013
218	Mall	Crossgates Mall	Albany	NY	Pyramid	ROS	3,576	01/31/2012
240	Mall	Ford City	Chicago	IL	CBL & Assoc.	ROS	2,899	01/31/2011
242	Mall	Lincolnwood TC	Lincolnwood	IL	Simon Property	NONE	2,526	01/31/2011
2022	Mall	Vintage Faire	Modesto	CA	Macerich	ROS	1,765	01/31/2011
2038	Mall	Sunvalley	Concord	CA	Taubman	ROS	2,383	01/31/2010
2041	Mall	Northridge SC	Salinas	CA	Macerich	NONE	2,601	01/31/2012
2110	Mall	Northlake	Atlanta	GA	Simon Property	NONE	2,811	01/31/2010
2121	Mall	Marketplace	Rochester	NY	Wilmorite	NONE	1,972	01/31/2012
2124	Mall	Cross County	Yonkers	NY	Macerich	NONE	1,835	12/31/2010
2131	Mall	Serramonte	Daly City	CA	Jones Lang LaSalle	NONE	3,809	01/31/2013	SVKO, but over sales threshold
2135	Mall	Towne East	Wichita	KS	Simon Property	NONE	3,388	01/31/2011
2141	Mall	Fox Run	Portsmouth	NH	Jones Lang LaSalle	ROS	2,033	01/31/2009
2142	Mall	Greece Ridge	Greece	NY	Wilmorite	ROS	2,594	06/30/2011
2146	Mall	North Dartmouth	North Dartmouth	MA	PREIT-Rubin	ROS	2,640	01/31/2011
2155	Mall	Mall New Hampshire	Manchester	NH	Simon Property	NONE	2,420	01/31/2017
2160	Mall	W/S Oakridge	San Jose	CA	Westfield Corp.	NONE	2,348	01/31/2010
2168	Mall	W/S Solano	Fairfield	CA	Westfield Corp.	NONE	2,113	01/31/2010
2178	Mall	Beaver Valley	Monaca	PA	PREIT-Rubin	ROS	2,500	01/31/2010
2180	Mall	Whitney Field	Leominster	MA	Jones Lang LaSalle	NONE	1,500	12/31/2008
2197	Mall	Harrisburg Mall	Harrisburg	PA	Feldman Properties	ROS	2,200	01/31/2009
2221	Mall	Rogue Valley	Medford	OR	General Growth	ROS	1,467	01/31/2012
2228	Mall	Hamilton Mall	Mays Landing	NJ	Kravco Simon	ROS	1,832	01/31/2010
2262	Mall	Boise Town Square	Boise	ID	General Growth	NONE	3,027	01/31/2012
2285	Mall	Emerald Square	North Attleborough	MA	Simon Property	NONE	2,437	01/31/2010
2295	Mall	W/S Vancouver	Vancouver	WA	Westfield Corp.	ROS	3,088	04/30/2011
2302	Mall	Southland	Taylor	MI	General Growth	NONE	2,460	12/13/2012
2303	Mall	Genesee Valley	Flint	MI	Jones Lang LaSalle	NONE	2,467	01/31/2015
2304	Mall	Westland SC	Westland	MI	Jones Lang LaSalle	NONE	4,117	01/31/2011
2305	Mall	Fashion Square	Saginaw	MI	CBL & Assoc.	NONE	3,837	01/31/2011
2307	Mall	Lansing	Lansing	MI	General Growth	NONE	2,505	01/31/2013
2311	Mall	Crossroads	Portage	MI	General Growth	NONE	2,086	01/31/2014
2317	Mall	W/S Chicago Ridge	Chicago Ridge	IL	Westfield Corp.	NONE	2,442	01/31/2010
2324	Mall	Orland Square	Orland Park	IL	Simon Property	NONE	3,574	01/31/2010
2330	Mall	Spring Hill	West Dundee	IL	General Growth	NONE	3,470	3/31/2009	90 days from 02/01/09
2331	Mall	Stratford Square	Bloomingdale	IL	Feldman Equities	NONE	2,377	01/31/2009
2333	Mall	Eastgate	Cincinnati	OH	CBL & Assoc.	ROS	2,456	01/31/2012
2334	Mall	W/S Southlake	Merrillville	IN	Westfield Corp.	NONE	3,852	01/31/2017

Schedule L
List of Leases

The Leases
prepared: 02/10/08

Store #	Segment	Location	City	State	Developer	Guarantor	SQ FT	Expiration	Comments

2400	Mall	York Galleria	York	PA	CBL & Assoc.	ROS	3,080	01/31/2011
2402	Mall	W/S Parkway Plaza	El Cajon	CA	Westfield Corp.	ROS	2,370	01/31/2011
2405	Mall	Arden Fair	Sacramento	CA	Macerich	ROS	3,527	01/31/2011
2408	Mall	Four Seasons T/C	Greensboro	NC	General Growth	ROS	3,265	01/31/2011
2426	Mall	Southern Hills	Sioux City	IA	Macerich	ROS	2,661	2/28/2009	60 days from 01/01/09
2438	Mall	River Hills	Mankato	MN	General Growth	NONE	2,339	01/31/2016
2443	Mall	St. Charles T/C	Waldorf	MD	Simon Property	NONE	2,132	01/31/2016
2445	Mall	Northtown	Spokane	WA	General Growth	NONE	2,847	01/31/2013
2453	Mall	Cumberland	Atlanta	GA	General Growth	NONE	2,460	01/31/2013
2462	Mall	Broadway Square	Tyler	TX	Simon Property	NONE	2,190	01/31/2013
2463	Mall	Cross Creek	Fayetteville	NC	CBL & Assoc.	NONE	2,495	01/31/2013
2465	Mall	Grand Traverse	Traverse City	MI	General Growth	NONE	3,040	01/31/2013
2466	Mall	W/S Meriden Square	Meriden	CT	Westfield Corp.	ROS	2,564	04/30/2013
2471	Mall	Sandusky	Sandusky	OH	Cafaro	NONE	2,574	01/31/2010
2477	Mall	Rushmore	Rapid City	SD	Macerich	ROS	2,355	12/31/2012
2492	Mall	Coronado Center	Albuquerque	NM	General Growth	NONE	2,173	01/31/2009
2501	Mall	Square One	Saugus	MA	Simon Property	NONE	1,934	01/31/2010
2508	Mall	W/S Downtown Plaza	Sacramento	CA	Westfield Corp.	NONE	2,017	01/31/2015
2642	Mall	W/S Plaza Camino	Carlsbad	CA	Westfield Corp.	NONE	1,936	01/31/2009
2647	Mall	Bay Park	Green Bay	WI	Simon Property	NONE	1,820	01/31/2009
2651	Mall	Cottonwood Mall	Albuquerque	NM	Simon Property	NONE	2,161	01/31/2009
2662	Mall	Wolfchase	Memphis	TN	Simon Property	ROS	2,183	01/31/2009
2666	Mall	Spokane Valley	Spokane Valley	WA	General Growth	NONE	2,201	01/31/2009
2679	Mall	W/S South County	St. Louis	MO	CBL & Assoc.	ROS	2,183	01/31/2010
2689	Mall	Regency Square	Jacksonville	FL	General Growth	NONE	2,557	01/31/2010
2698	Mall	FlatIron Crossing	Broomfield	CO	Macerich	NONE	3,458	12/31/2010
2709	Mall	Highland Mall	Austin	TX	General Growth	ROS	2,169	01/31/2010
2720	Mall	Patrick Henry	Newport News	VA	PREIT-Rubin	ROS	2,452	01/31/2011
2722	Mall	Arbor Place	Douglasville	GA	CBL & Assoc.	ROS	2,803	01/31/2011
2731	Mall	Lima Mall	Lima	OH	Simon Property	NONE	1,698	01/31/2011
2737	Mall	Mall at Stonecrest	Lithonia	GA	Forest City	NONE	2,235	01/31/2012
2747	Mall	Honey Creek	Terre Haute	IN	CBL & Assoc.	NONE	2,555	01/31/2011
2759	Mall	Seminole Towne	Sanford	FL	Simon Property	NONE	2,913	11/30/2009	90 days from 09/01/09
2764	Mall	Volusia Mall	Daytona Beach	FL	CBL & Assoc.	NONE	2,269	01/31/2012
2768	Mall	Bowie Town Center	Bowie	MD	Simon Property	NONE	2,821	01/31/2012
2771	Mall	Lakes Mall	Muskegon	MI	CBL & Assoc.	ROS	2,592	01/31/2012
2776	Mall	Fairfield Commons	Beavercreek	OH	Glimcher Properties	NONE	2,251	06/30/2010
2782	Mall	Virginia Commons	Glen Allen	VA	Simon Property	NONE	2,614	01/31/2012
2788	Mall	W/S Countryside	Clearwater	FL	Westfield Corp.	ROS	2,785	01/31/2012
2789	Mall	Cordova Mall	Pensacola	FL	Simon Property	NONE	2,855	01/31/2012

Schedule L
List of Leases

The Leases
prepared: 02/10/08

Store #	Segment	Location	City	State	Developer	Guarantor	SQ FT	Expiration	Comments

2805	Mall	Chesapeake Square	Chesapeake	VA	Simon Property	NONE	2,777	01/31/2013
2824	Mall	Valley River	Eugene	OR	Macerich	NONE	1,850	01/31/2013
2831	Mall	Oakland Mall	Troy	MI	Oakland Mall Ltd.	ROS	2,000	5/31/2009	60 days from 02/28/09
2836	Mall	W/S Connecticut Post	Milford	CT	Westfield Corp.	NONE	2,250	01/31/2016
2837	Mall	W/S Plaza Bonita	National City	CA	Westfield Corp.	NONE	1,422	5/31/2009	120 days from 02/01/09
2839	Mall	Regency Square	Richmond	VA	Taubman	ROS	2,008	3/31/2010	60 days from 02/01/10
3050	Outlet	Great Lakes Crossing	Auburn Hills	MI	Taubman	ROS	4,124	1/31/2018
3057	Outlet	Tanger Myrtle Bch II	Myrtle Beach	SC	Tanger	NONE	3,768	12/31/2009
3107	Outlet	Cincinnati Mills	Cincinnati	OH	Mills Corp.	ROS	5,005	01/31/2012
3122	Outlet	The Source	Westbury	NY	Simon Property	NONE	4,189	01/31/2012

130